UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  October 9, 2006

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-7935	95-1528961
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

233 Kansas Street, El Segundo, California 90245
(Address of principal executive offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 9, 2006, International Rectifier Corporation (the “Company”) entered into a Transition and General Release Agreement with Walter Lifsey (the “Agreement”) regarding his separation from the Company as Executive Vice President, Worldwide Operations.  As part of the Agreement, among other things, Mr. Lifsey agrees to provide consulting services to the Company through December 29, 2006.  During this period, the Company will continue paying Mr. Lifsey’s salary and he will continue to receive certain benefits.  At the end of this period, the Agreement provides that Mr. Lifsey will receive a lump sum severance payment in an amount equal to 12 months base salary.  Mr. Lifsey is also eligible to receive a pro-rated bonus payment for his contributions during the first half of fiscal 2007.

Mr. Lifsey’s stock options will continue to vest through December 29, 2006 and the options will remain exercisable until December 28, 2007.  Any options not exercised by December 28, 2007 will expire.

Additionally, Mr. Lifsey agrees not to compete with the Company for a one-year period from the date of the Agreement.  If he does not compete with the Company during this one-year period, he will receive an additional lump sum payment equal to 12 months base salary.  Mr. Lifsey also agrees not to solicit for employment by a competitor of the Company any of the Company’s employees and to a release in favor of the Company.

The foregoing summary of the terms of the Agreement is qualified in its entirety by the actual Agreement attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective October 9, 2006, Walter Lifsey will no longer serve as the Company’s Executive Vice President, Worldwide Operations.  Alex Lidow, the Company’s Chief Executive Officer, will assume Mr. Lifsey’s duties while a search is completed for Mr. Lifsey’s successor.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description
	99.1	Transition and General Release Agreement, dated October 9, 2006, between Walter Lifsey and International Rectifier Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2006	INTERNATIONAL RECTIFIER CORPORATION

	By	/s/ Donald R. Dancer
		Name:	Donald R. Dancer
		Title:	Secretary and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Transition and General Release Agreement, dated October 9, 2006, between Walter Lifsey and International Rectifier Corporation.